Exhibit 99.1

      ProAssurance Chief Executive Announces Retirement Plans


    BIRMINGHAM, Ala.--(BUSINESS WIRE)--April 26, 2007--ProAssurance (NYSE:PRA) Corporation's Chairman and Chief Executive Officer, A. Derrill Crowe, M.D. has informed the company's Board of Directors that he will retire as Chief Executive Officer. Dr. Crowe, age 70, will remain as non-executive Chairman of the Board.

    The Board has elected W. Stancil Starnes to succeed Dr. Crowe as Chief Executive Officer as of July 1, 2007, the effective date of Dr. Crowe's retirement as CEO. Mr. Starnes is a seasoned executive and one of the leading medical liability defense lawyers in America. He has been involved with ProAssurance and its predecessor companies for almost thirty years.

    Dr. Crowe said that as non-executive Chairman he intends to remain connected to, and invested in, the organization. He added that his decision to relinquish control of day-to-day operations was made after considerable thought focused on the forward looking needs of the organization.

    Crowe explained, "I have come to believe that I should step aside as CEO in favor of someone who knows the organization, but could see it with a fresh set of eyes. Stan Starnes will bring a new vision to ProAssurance while retaining the core values that have made us what we are today. I've depended on Stan's advice and counsel for almost three decades and I can only make this move now because of the confidence I have that Stan will continue building what we've started."

    Mr. Starnes, age 58, said he's looking forward to his new role, but is aware of the challenges ahead. He explained, "Derrill Crowe has helped create the leading customer-focused medical liability insurance company in America and I look forward to maintaining the organization's leadership in the industry. I agreed to accept this position because I know and respect the senior management team at ProAssurance and I have assured by Dr. Crowe that he will be available to lend his advice and counsel as we move forward."

    Mr. Starnes was the Senior and Managing Partner in Starnes & Atchison of Birmingham, Alabama, until October, 2006, when he accepted the position as President, Corporate Planning and Administration, of Brasfield & Gorrie, LLC, a Birmingham-based commercial construction firm with 3,000 employees and $2 billion in annual revenues.

    Conference Call

    ProAssurance will hold a brief conference call at 9:30 AM EDT on Thursday, April 26 2007 to discuss the executive transition. Investors may participate by phone by calling (800) 414-9222 or (847) 413-3402. The conference call will also be webcast on Streetevents.com, and through the Investor Relations section of ProAssurance.com. A telephone replay will be available through April 30, 2007 at (888) 203-1112 or (719) 457-0820, using access code 5899489. An internet replay will be available through April 30, 2007 at ProAssurance.com and Streetevents.com.

    About ProAssurance

    ProAssurance Corporation is the nation's fourth largest writer of medical professional liability insurance through our principal subsidiaries The Medical Assurance Company, Inc., ProNational Insurance Company, NCRIC, Inc., Physicians Insurance Company of Wisconsin, Inc., and Red Mountain Casualty Insurance Company, Inc. We also write professional liability coverage through Woodbrook Casualty Insurance, Inc.

    Caution Regarding Forward-Looking Statements

    Any statements in this News Release that are not historical facts are specifically identified as forward-looking statements. These statements are based upon our estimates and anticipation of future events and are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. Forward-looking statements are identified by words such as, but not limited to, "anticipate," "believe," "estimate," "expect," "hope," "hopeful," "intend," "may," "optimistic," "potential," "preliminary," "project," "should," "will" and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this news release clearly identified as giving our outlook on future business.

    Forward-looking statements relating to our business include among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court judgment, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other matters.

    These forward-looking statements highlight significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

    -- general economic conditions, either nationally or in our market area, that are worse than anticipated;

    -- regulatory and legislative actions or decisions that adversely affect our business plans or operations;

    --  inflation and changes in the interest rate environment;

    -- performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

    -- changes in laws or government regulations affecting medical professional liability insurance;

    --  changes in our capital requirements;

    --  changes to our ratings assigned by rating agencies;

    --  the effects of health care changes, including managed care;

    -- uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance and/or insurance purchased by the corporation;

    -- our expectation of coverage under insurance or reinsurance policies we sell or purchase;

    -- bad faith litigation which may arise from our involvement in the settlement of claims;

    -- post-trial motions which may produce rulings adverse to us and/or appeals we undertake that may be unsuccessful;

    -- significantly increased competition among insurance providers and related pricing weaknesses in some markets;

    -- our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

    -- the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities;

    -- changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial
        Accounting Standards Board; and

    --  changes in our organization, compensation and benefit plans.

    You should not place undue reliance on any such forward-looking statements, which speak only as of the date made. The factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Our results may differ materially from those we expect and discuss in any forward-looking statements. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in "Item 1A, Risk Factors."

    CONTACT: ProAssurance Corporation
             Frank B. O'Neil, 800-282-6242 or 205-877-4461
             Sr. Vice President, Corporate Communications
             & Investor Relations
             foneil@ProAssurance.com